UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2024
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting (as defined below) for Cactus, Inc. (the “Company”), the Company’s stockholders approved certain amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”). The amendments so approved are generally described under the description of Proposals 3 through 6 and Proposal 8 in Item 5.07 of this Current Report on Form 8-K and disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 28, 2024 (the “Proxy Statement”).

The amendments to the Charter became effective upon the Company’s filing of a Certificate of Amendment (the “Certificate of Amendment”) on May 15, 2024, with the Secretary of the State of Delaware. The Board of Directors of the Company (the “Board”) approved a Restated Certificate of Incorporation (the “Restated Charter”), that restated and integrated, but did not further amend, the Charter (as amended through the filing of the Certificate of Amendment). On May 15, 2024, the Company filed the Restated Charter with the Secretary of State of Delaware, and it was effective upon filing.

Effective as of May 15, 2024, the Board amended and restated the Company’s Bylaws (as so amended, the “Amended and Restated Bylaws”) to include the amendments approved by the Company’s stockholders at the Annual Meeting, as well as additional amendments to conform the Bylaws with certain amendments to the Charter approved by the Company’s stockholders. Those additional amendments to the Bylaws (i) change the required vote of stockholders to amend, alter or repeal any provision of the Company’s bylaws from not less than 66 2/3% to not less than a majority in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, with such change to take effect at the commencement of the 2026 annual meeting of stockholders, and (ii) require that the federal district courts of the United States of America be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America.

The foregoing descriptions of the Certificate of Amendment, Restated Charter and Amended and Restated Bylaws are qualified by reference to the full text of such documents, copies of which are filed herewith as Exhibits 3.1, 3.2 and 3.4, respectively, and incorporated herein by reference. Marked copies of the Restated Charter and Amended and Restated Bylaws showing all amendments effective as of May 15, 2024 are attached as Exhibit 3.3 and 3.5, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 14, 2024 in Houston, Texas (the “Annual Meeting”). At that meeting, stockholders of the Company voted on the eight proposals outlined in the Company’s Proxy Statement as set forth below:

Proposal 1: The Company’s stockholders elected to the board of directors of the Company, each of the following Class I director nominees to serve until the 2027 annual meeting of stockholders.

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Michael McGovern	73,650,513	3,583,145	1,036,601
John O’Donnell	56,277,666	20,955,992	1,036,601
Tym Tombar	74,281,305	2,952,353	1,036,601

Proposal 2: The Company’s stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,980,759	277,260	12,240	—

Proposal 3: The Company’s stockholders approved amendments to the Company’s Charter to remove the three separate classes of directors of the Board and replace them with one class of directors over a three-year phase-in period and to certain non-substantive changes related thereto.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,229,343	2,790	1,525	1,036,601

Proposal 4: The Company’s stockholders approved (i) amendments to the Charter to (a) change the required vote of stockholders to amend, alter or repeal any provision of the Company’s Bylaws from not less than 66 2/3% in voting power to not less than a majority in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, and (b) change the required vote of stockholders to amend, alter or repeal any provisions of the Charter, from at least 66 2/3% in voting power to at least a majority in voting power of the outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class; and (ii) amendments to the Company’s Bylaws to remove a requirement that certain Bylaws may only be amended, altered or repealed upon the affirmative vote of at least 66 2/3% of the shares of the Company entitled to vote thereon, each of clause (i) and (ii) above, to take effect at the commencement of the 2026 annual meeting of stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,212,083	19,145	2,430	1,036,601

Proposal 5: The Company’s stockholders approved amendments to Article Ninth of the Charter to limit the liability of certain of the Company’s officers in specific circumstances, as permitted by Delaware law.

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,952,554	11,265,847	15,257	1,036,601

Proposal 6: The Company’s stockholders approved amendments to (i) the Charter to delete, in its entirety, Article Tenth regarding the Company's waiver of business opportunities presented to a former sponsor of the Company, Cadent Energy Partners II, L.P. and its affiliates (the “Sponsor”) and certain other parties, (ii) delete all references in the Charter and the Company’s Bylaws to the Stockholders’ Agreement with the Sponsor and Cactus WH Enterprises, LLC, which has terminated by its terms, and (iii) make non-substantive clean-up changes to the Charter to reflect the Company’s previously announced internal reorganization in which Cactus Companies, LLC acquired all of the outstanding units representing ownership interests in Cactus Wellhead, LLC.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,202,955	4,326	26,377	1,036,601

Proposal 7: The Company’s stockholders rejected an amendment to the Charter to delete the Company’s waiver of Section 203 of the Delaware General Corporation Law (“DGCL”) and expressly provide that the Company elects to be governed by Section 203 of the DGCL.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,142,509	57,074,962	16,187	1,036,601

Proposal 8: The Company’s stockholders approved certain amendments to the Charter to require that the federal district courts of the United States of America be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, to make certain clarifications related to the existing selection of the Court of Chancery of the State of Delaware as the exclusive forum for certain causes of action and provide that if the Court of Chancery does not have, or declines to accept, jurisdiction, another state court or a federal court located in Delaware would be the forum.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,092,361	8,126,294	15,003	1,036,601

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Cactus, Inc.
3.2	Restated Certificate of Incorporation of Cactus, Inc.
3.3	Restated Certificate of Incorporation of Cactus, Inc., marked to show amendments effective as of May 15, 2024
3.4	Amended and Restated Bylaws of Cactus, Inc.
3.5	Amended and Restated Bylaws of Cactus, Inc., marked to show amendments effective as of May 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

May 20, 2024	By:	/s/ William Marsh
Date	Name:	William Marsh
	Title:	Executive Vice President, General Counsel and Corporate Secretary